Exhibit 99.6

MANAGEMENT’S DISCUSSION AND ANALYSIS OF FINANCIAL CONDITION AND RESULTS OF OPERATIONS

The following discussion and analysis provide information that the management of EQV Ventures Acquisition Corp. (referred to as EQV, “we”, “us” or “our”) believes is relevant to an assessment and understanding of our consolidated results of operations and financial condition. The discussion and analysis should be read together with the section of the proxy statement/prospectus, filed by Presidio Production Company (f/k/a Presidio PubCo Inc.), a Delaware corporation (“Presidio Production”) on January 30, 2026 (the “Proxy Statement/Prospectus”) entitled “Summary Historical Consolidated Financial Information of EQV”, EQV’s audited consolidated financial statements as of and for the years ended December 31, 2025 and 2024 and the related notes thereto included elsewhere in this Current Report on Form 8-K.

This discussion includes forward-looking statements based on current expectations and projections. These statements involve risks and uncertainties, and actual results could differ materially from those discussed. A detailed description of potential risk factors can be found under “Risk Factors — Risks Related to the Business Combination and EQV” and elsewhere in the Proxy Statement/Prospectus.

Overview

We are a blank check company incorporated as a Cayman Islands exempted company on April 15, 2024 formed for the purpose of effecting a merger, amalgamation, share exchange, asset acquisition, share purchase, reorganization or other similar business combination with one or more businesses or entities. While we were not be limited to a particular industry or sector in our identification and acquisition of a target company, we focused our search for a target business in the broadly defined energy industry, primarily targeting the upstream exploration and production sector.

On August 8, 2024, we consummated our initial public offering (the “Initial Public Offering”) of 35,000,000 units (the “Units”) at $10.00 per Unit, generating gross proceeds of $350,000,000. Simultaneously with the closing of the Initial Public Offering, we consummated the sale of (i) 400,000 units, each consisting of one Class A ordinary share and one-third of one redeemable warrant (the “Sponsor Private Placement Units”), at a price of $10.00 per Sponsor Private Placement Unit in a private placement to the Sponsor, generating gross proceeds of $4,000,000, and (ii) 262,500 units, each consisting of one Class A ordinary share and one-third of one redeemable warrant (the “Underwriter Private Placement Units,” and together with the Sponsor Private Placement Units, the “Private Placement Units”), at a price of $10.00 per Underwriter Private Placement Unit in a private placement to BTIG, LLC (“BTIG”), generating gross proceeds of $2,625,000.

We effectuated our business combination using cash derived from the proceeds of the Initial Public Offering and the sale of the Sponsor Private Placement Units, our shares, debt or a combination of cash, shares and debt.

Recent Developments

Non-Redemption Agreement

In connection with our extraordinary general meeting of shareholders to approve, among other things, the Business Combination (the “Meeting”), on February 23, 2026, we and EQV Ventures Sponsor LLC (the “Sponsor”) entered into a non-redemption agreement (the “Non-Redemption Agreement”) with Fort Baker Capital Management LP, a shareholder of ours (“Fort Baker”), pursuant to which Fort Baker agreed not to redeem (or to validly rescind any redemption requests on) up to 751,880 of our Class A ordinary shares, par value $0.0001 per share (the “Class A Ordinary Shares”) in connection with the Meeting. In exchange for the foregoing commitment not to redeem such Class A Ordinary Shares, the Sponsor agreed to assign to Fort Baker, for no additional consideration, up to 117,686 Class A Ordinary Shares. The Non-Redemption Agreement increased the amount of funds that remained in our trust account following the Meeting, relative to the amount of funds that would have been remaining in the trust account following the Meeting had the Non-Redemption Agreement not been entered into and the Class A Ordinary Shares subject to such agreements had been redeemed.

Preferred Investment

In connection with our initial business combination, on February 23, 2026, we entered into a Series B Preferred Securities Purchase Agreement (the “Securities Purchase Agreement”) with Presidio Production, Presidio Investment Holdings LLC, a Delaware limited liability company (“PIH”) and Adage Capital Partners, L.P., a shareholder of EQV (“Adage”), pursuant to which and subject to the satisfaction of the closing conditions contained therein, immediately prior to or substantially concurrently with the closing of our initial business combination, Adage will purchase in a private placement from Presidio Production an aggregate of 27,173 Series B Perpetual Participating Convertible Preferred Stock of Presidio Production, par value $0.0001 per share (the “Series B Preferred Shares”), with each Series B Preferred Share convertible into 100 shares of Class A common stock, par value $0.0001 per share, of Presidio Production (“Presidio Class A Common Stock”) and entitled to participate in dividends declared on shares of Presidio Class A Common Stock on an as-converted basis, for an aggregate cash purchase price of $25,000,000. The Series B Preferred Shares will have the rights, preferences, and privileges set forth in Presidio’s Certificate of Designation of Preferences, Rights and Limitations of Series B Perpetual Participating Convertible Preferred Stock.

Closing of the Business Combination

On March 4, 2026, our initial business combination was consummated. Upon closing, we completed our domestication as a Delaware corporation and changed our name to Presidio MidCo Inc. Immediately following the consummation of the Business Combination, Presidio Production changed its name to Presidio Production Company, and we ceased to be a special purpose acquisition company.

Trading Symbol Change

On October 22, 2025, the Company announced its intention to change trading symbols on the New York Stock Exchange (“NYSE”) from “EQV,” “EQV U,” and “EQV WS” to “FTW,” “FTW U,” and “FTW WS,” respectively. The new trading symbols reflect our initial business combination with PIH and the branding of the combined entity, Presidio Production Company, which is headquartered in Fort Worth, Texas.

On November 3, 2025, the trading symbol changes became effective on NYSE. Following the change, the Company’s securities traded under the new symbols “FTW,” “FTW U,” and “FTW WS.” Following the closing of our initial business combination on March 4, 2026, Presidio Production’s securities now trade under the symbols “FTW” and “FTW WS.”

Results of Operations

We have neither engaged in any operations nor generated any revenues to date. Our only activities from April 15, 2024 (inception) through December 31, 2025 were organizational activities, those necessary to prepare for the Initial Public Offering, described below, and identifying a target company for a business combination. We do not expect to generate any operating revenues until after the completion of our business combination. Subsequent to the Initial Public Offering, we generate non-operating income in the form of interest income on investments held in the trust account. We incur expenses as a result of being a public company (for legal, financial reporting, accounting and auditing compliance), as well as for due diligence expenses.

For the year ended December 31, 2025, we had a net income of $4,112,996, which consisted of interest earned on investments held in the trust account of $15,595,783 and interest income from bank account of $17,952, offset by general and administrative costs of $10,723,439, loss on subscription agreements of $141,300, and Change in Fair Value of Subscription agreement liability of $636,000.

For the period from April 15, 2024 (inception) through December 31, 2024, we had a net income of $6,856,423, which consisted of interest earned on marketable securities held in the trust account of $6,914,394 and change on over-allotment liability $598,539 offset by general and administrative costs of $656,510.

Liquidity, Capital Resources and Going Concern

Until the consummation of the Initial Public Offering, our only source of liquidity was an initial purchase of shares of Class B ordinary shares, par value $0.0001 per share, by the Sponsor and loans from the Sponsor. As of December 31, 2025, the Company had $75,825 in cash and a working capital deficit of $8,819,484.

On August 8, 2024, we consummated the Initial Public Offering of 35,000,000 Units at $10.00 per Unit, generating gross proceeds of $350,000,000. Simultaneously with the closing of the Initial Public Offering, the Company consummated the sale of 400,000 Sponsor Private Placement Units at a price of $10.00 per Sponsor Private Placement Unit, generating gross proceeds of $4,000,000, and 262,500 Underwriter Private Placement Units, at a price of $10.00 per Underwriter Private Placement Unit, generating gross proceeds of $2,625,000.

We used substantially all of the funds held in the trust account, including any amounts representing interest earned on the trust account (net, with respect to interest income, of permitted withdrawals (as defined below), to complete our business combination. We are permitted to withdraw 10% of the interest earned on the trust account to fund our working capital requirements and/or to pay our taxes, and such withdrawals can only be made from interest and not from the principal held in the trust account (“permitted withdrawals”). To the extent that our share capital or debt is used, in whole or in part, as consideration to complete our business combination, the remaining proceeds held in the trust account will be used as working capital to finance the operations of the target business or businesses, make other acquisitions and pursue our growth strategies. As of December 31, 2025, approximately $136,000 of the trust account balance can be withdrawn for working capital expenses.

We used funds held outside the trust account primarily to identify and evaluate target businesses, perform business due diligence on prospective target businesses, travel to and from the offices, plants or similar locations of prospective target businesses or their representatives or owners, review corporate documents and material agreements of prospective target businesses, and structure, negotiate and complete a business combination.

For the year ended December 31, 2025, cash used in operating activities was $1,998,286. Net income of $4,112,996 was affected by interest earned on marketable securities held in the trust account of $15,595,783, initial loss on subscription agreement liability of $141,300, and change in Fair Value of Subscription agreement liability of $636,000. Changes in operating assets and liabilities used $8,707,201 of cash for operating activities.

For the period from April 15, 2024 (inception) through December 31, 2024, cash used in operating activities was $793,035. Net income of $6,856,423 was affected by operating costs paid by Sponsor in exchange for issuance of Class B founder shares of $25,000, change in fair value of over-allotment liability of $598,539 and interest earned on marketable securities held in the trust account of $6,914,394. Changes in operating assets and liabilities were affected by $161,525 of cash used for operating activities.

As of December 31, 2025, we had investments held in the trust account of $370,379,609. We used substantially all of the funds held in the trust account, including any amounts representing interest earned on the trust account (net, with respect to interest income, of permitted withdrawals and deferred underwriting commissions), to complete our Business Combination. We may withdraw interest from the trust account to pay taxes, if any. Our annual income tax obligations will depend on the amount of interest and other income earned on the amounts held in the trust account. We expect the interest income earned on the amount in the trust account will be sufficient to pay our taxes and to fund permitted withdrawals. To the extent that our share capital or debt is used, in whole or in part, as consideration to complete our Business Combination, the remaining proceeds held in the trust account will be used as working capital to finance the operations of the target business or businesses, make other acquisitions and pursue our growth strategies.

As of December 31, 2025, we had cash held outside of the trust account of $75,825 available for working capital needs. We used the funds held outside the trust account primarily to identify and evaluate target businesses, perform business due diligence on prospective target businesses, travel to and from the offices, plants or similar locations of prospective target businesses or their representatives or owners, review corporate documents and material agreements of prospective target businesses, and structure, negotiate and complete a business combination.

In order to fund working capital deficiencies or finance transaction costs in connection with a business combination, the Sponsor, or certain of our officers and directors or their affiliates may, but are not obligated to, loan us funds as may be required. If we complete a business combination, we would repay such loaned amounts. In the event that a business combination does not close, we may use a portion of the working capital held outside the trust account to repay such loaned amounts but no proceeds from our trust account would be used for such repayment. Up to $1,500,000 of such loans (the “Working Capital Loans”) may be convertible into units of the post-business combination entity at a price of $10.00 per unit. The units and the underlying securities would be identical to the Private Placement Units and the underlying securities of such Private Placement Units.

Off-Balance Sheet Arrangements

We have no obligations, assets or liabilities which would be considered off-balance sheet arrangements as of December 31, 2025. We do not participate in transactions that create relationships with unconsolidated entities or financial partnerships, often referred to as variable interest entities, which would have been established for the purpose of facilitating off-balance sheet arrangements. We have not entered into any off-balance sheet financing arrangements, established any special purpose entities, guaranteed any debt or commitments of other entities, or purchased any non-financial assets.

Contractual Obligations

We do not have any long-term debt, capital lease obligations, operating lease obligations or long-term liabilities, other than an agreement to pay an affiliate of the Sponsor a monthly fee of $30,000 for office space, utilities, secretarial support and administrative support. This arrangement will terminate upon completion of a business combination or the distribution of the trust account to the public shareholders.

The underwriter was entitled to $0.15 per Unit sold in the Initial Public Offering, or $5,250,000 in the aggregate (the “Base Fee”). Of such $0.15 per unit payable as the Base Fee, $0.132 per Unit, or $4,625,000 in the aggregate, was paid at the closing of the Initial Public Offering (with $2,000,000 paid in cash and $2,625,000 used to purchase the Underwriter Private Placement Units), and $0.018 per unit, or $625,000 in the aggregate, is payable to the underwriter in cash in twelve equal monthly installments of approximately $52,000 each beginning on the first month anniversary of the closing of the Initial Public Offering. An over-allotment fee, if any, is payable in cash upon each closing of the underwriter’s over-allotment option. The over-allotment option has expired.

Critical Accounting Estimates

The preparation of consolidated financial statements and related disclosures in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the consolidated financial statements, and income and expenses during the period reported. Making estimates requires management to exercise significant judgement. It is at least reasonably possible that the estimate of the effect of a condition, situation or set of circumstances that existed at the date of the consolidated financial statements, which management considered in formulating its estimate, could change in the near term due to one or more future confirming events. Accordingly, the actual results could materially differ from those estimates. As of December 31, 2025, we did not have any critical accounting estimates to be disclosed.

Class A Ordinary Shares Subject to Possible Redemption

The public shares contain a redemption feature that allows for the redemption of such public shares in connection (i) with our liquidation, (ii) if there is a shareholder vote or tender offer in connection with the initial business combination and (iii) with certain amendments to the Amended and Restated Memorandum and Articles of Association. In accordance with FASB ASC Topic 480, “Distinguishing Liabilities from Equity” (“ASC 480”), conditionally redeemable Class A ordinary shares (including Class A ordinary shares that feature redemption rights that are either within the control of the holder or subject to redemption upon the occurrence of uncertain events not solely within our control) are classified as temporary equity. Ordinary liquidation events, which involve the redemption and liquidation of all of the entity’s equity instruments, are excluded from the provisions of ASC 480. Although we did not specify a maximum redemption threshold, our Amended and Restated Memorandum and Articles of Association provides that we currently will only redeem our public shares. However, the threshold in the Amended and Restated Memorandum and Articles of Association would not change the nature of the underlying shares as redeemable and thus public shares are required to be disclosed outside of permanent equity. We recognize change in redemption value immediately as they occur and adjust the carrying value of redeemable ordinary shares to equal the redemption value at the end of each reporting period. Such changes are reflected in additional paid-in capital, or in the absence of additional paid-in capital, in accumulated deficit.

Net Income Per Ordinary Share

We have two classes of shares: the (i) redeemable and non-redeemable Class A ordinary shares and (ii) Class B ordinary shares. Income and losses are shared pro rata between the two classes of shares. Net income per share is computed by dividing net income by the weighted average number of ordinary shares outstanding for the period. The calculation of diluted income per share does not consider the effect of the warrants issued in connection with the Initial Public Offering since the exercise of the warrants are contingent upon the occurrence of future events.

Recent Accounting Standards

Management does not believe that any recently issued, but not yet effective, accounting standards, if currently adopted, would have a material effect on our consolidated financial statements.

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